UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 8, 2023, AMC Entertainment Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 100,710,022 out of 198,356,898 eligible shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. For the non-routine matters of electing directors and approving executive compensation on an advisory basis, 40,553,733 shares were voted after excluding broker non-votes. For the non-routine matters of amending the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), broker non-votes had the same effect as a vote against the proposal.  For purposes of this report, all share and vote counts are rounded to the nearest whole number.

The matters submitted to stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1: Amendment of the Company’s Certificate of Incorporation to declassify the Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to declassify the board of directors of the Company (the “Board of Directors”), shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation.

For	Against	Abstain	Broker Non-Votes
34,083,924	5,744,606	725,204	60,156,289

Proposal 2(b): Election of Directors

Because Stockholders failed to approve Proposal 1, Proposal 2(a) was not presented to the Stockholders.

Stockholders elected all Class III director nominees to hold office for terms expiring at the Company’s 2026 annual meeting of stockholders.

Nominee	For	Withheld	Broker Non- Votes
Ms. Denise M. Clark	28,399,165	12,154,568	60,156,289
Ms. Keri S. Putnam	28,494,041	12,059,692	60,156,289

Proposal 3: Amendment of the Company’s Certificate of Incorporation to eliminate the prohibition against Stockholders acting by written consent

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent.

For	Against	Abstain	Broker Non-Votes
33,562,764	6,347,003	643,966	60,156,289

Proposal 4: Amendment of the Company’s Certificate of Incorporation to remove the limitation on Stockholders’ ability to call special meetings

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings.

For	Against	Abstain	Broker Non-Votes
33,860,337	6,152,633	540,763	60,156,289

Proposal 5: Amendment of the Company’s Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers

Stockholders failed to approve the amendment of the Company’s Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers.

For	Against	Abstain	Broker Non-Votes
24,363,684	15,494,936	695,113	60,156,289

Proposal 6: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

For	Against	Abstain	Broker Non-Votes
83,129,480	15,521,928	2,058,614	0

Proposal 7: Non-Binding Advisory Vote on Executive Compensation

Stockholders failed to approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
19,565,042	20,442,308	546,384	60,156,289

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: November 9, 2023	By:	/s/ Kevin M. Connor
	Name:	Kevin M. Connor
	Title:	Senior Vice President, General Counsel and Secretary

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